UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 16, 2017

ZENDESK, INC.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36456	26-4411091
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1019 Market Street San Francisco, California	94103
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: 415.418.7506
______________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.    Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
On May 16, 2017, Zendesk, Inc. (the “Company”) held its 2017 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, stockholders voted on the following three proposals, each of which is described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 30, 2017.

Proposal 1. The election of the two Class III directors listed below to hold office until the 2020 annual meeting of stockholders or until their successors are duly elected and qualified, subject to their earlier resignation or removal.

	Votes For	Votes Withheld	Broker Non-Votes
Mikkel Svane	64,884,274	16,924,033	9,702,636
Elizabeth Nelson	64,581,111	17,227,196	9,702,636

Proposal 2. The ratification of the appointment, by the Audit Committee of the Board of Directors, of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.

For	Against	Abstain
91,387,387	62,584	60,972

Proposal 3. The non-binding advisory vote to approve the compensation of the Company’s Named Executive Officers as disclosed in the Company’s definitive proxy statement.

For	Against	Abstain	Broker Non-Votes
78,092,482	3,625,079	90,746	9,702,636

Item 8.01. Other Events.
On May 9, 2017, the Board of Directors of the Company (the “Board”) approved an amendment and restatement of the Company’s Amended and Restated Non-Employee Director Compensation Policy (the “Policy”) to, among other things, (i) provide for an increase in the value of equity awards granted as a retainer to continuing directors annually,  (ii) increase compensation for service on the Audit Committee of the Board and the Compensation Committee of the Board, and (iii) provide for an initial equity grant to new directors upon appointment to the Board.
The foregoing discussion does not purport to be a complete description of the amendment and restatement of the Policy and is qualified in its entirety by reference to the copy of the Amended and Restated Non-Employee Director Compensation Policy, which is being filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

10.1    Amended and Restated Non-Employee Director Compensation Policy.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Zendesk, Inc.
(Registrant)

By:	/s/ Elena Gomez
Elena Gomez
Chief Financial Officer (Principal Financial and Accounting Officer)
May 18, 2017

Exhibit Index

Exhibit No.	Description
10.1	Amended and Restated Non-Employee Director Compensation Policy.